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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 27, 2007


                               COGNEX CORPORATION
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             (Exact name of registrant as specified in its charter)


         Massachusetts                     0-17869               04-2713778
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2007, Cognex Corporation issued a news release to report that James
F. Hoffmaster, the Company's President and Chief Operating Officer, resigned effective immediately.

A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits:

Exhibit No.    Description
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99.1           News release, dated March 27, 2007, by Cognex Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COGNEX CORPORATION

Dated: March 27, 2007                      By: /s/ Richard A. Morin
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                                           Richard A. Morin
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer